Wolverine Worldwide Investor Presentation | Second Quarter 2024 Ending June 29th, 2024

Forward-Looking Statements + Investor Presentation | 2Q24 2 This presentation contains forward-looking statements, including statements regarding: the commercial drivers, competitive advantages and efficiencies of the Company’s global platforms; the pace and urgency of the Company’s strategic turnaround; the opportunity for inventory improvement; the Company’s transformation and inflection to growth; future profitability; annual run rate savings; enhanced brand building capability; anticipated benefits of the Company’s proactive initiatives undertaken in 2023; distribution; cost structure; 2024 supply chain costs; investment in brand-building; the Company’s goals, including its aspirational financial, EPS growth, dividend yield and TSR goals; revenue outlook for the third quarter of 2024; and guidance for fiscal year 2024. In addition, words such as "estimates," "anticipates," "believes," "forecasts," "step," "plans," "predicts," "focused," "projects," "outlook," "is likely," "expects," "intends," "should," "will," "confident," variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions ("Risk Factors") that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: changes in general economic conditions, employment rates, business conditions, interest rates, tax policies, inflationary pressures and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export; foreign currency exchange rate fluctuations; currency restrictions; supply chain or other capacity constraints, production disruptions, including reduction in operating hours, labor shortages, and facility closures resulting in production delays at the Company’s manufactures, quality issues, price increases or other risks associated with foreign sourcing; the cost, including the effect of inflationary pressures, and availability of raw materials, inventories, services and labor for contract manufacturers; labor disruptions; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s consumer direct operations; risks related to expansion into new markets and complementary product categories as well as consumer direct operations; the impact of seasonality and unpredictable weather conditions; the impact of changes in general economic conditions and/or the credit markets on the Company’s manufacturers, distributors, suppliers, joint venture partners and wholesale customers; changes in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; the impact of regulation, regulatory and legal proceedings and legal compliance risks, including compliance with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and litigation or other legal proceedings relating to the protection of the environment or environmental effects on human health; the risks of breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar events; problems affecting the Company’s supply chain or distribution system, including service interruptions at shipping and receiving ports; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the new operating model for Merrell and Saucony businesses in China, and the Company’s success in integrating acquired businesses, and implementing new initiatives and ventures; risks related to stockholder activism; the potential effects of outbreaks of COVID-19 or future health crises on the Company’s business, operations, financial results and liquidity; the risk of impairment to goodwill and other intangibles; the success of the Company’s restructuring and realignment initiatives undertaken from time to time; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements. Non-GAAP Information Measures referred to in this presentation as “adjusted” financial results and the financial results of the "ongoing business" are non-GAAP measures. Adjusted financial results exclude environmental and other related costs net of recoveries, non-cash impairment of long-lived assets, reorganization costs, and gain on the sale of businesses, trademarks and long-lived assets. The financial results of the ongoing business exclude financial results from the Sperry business, Keds business and Wolverine Leathers business prior to the respective dates of sale of such businesses. Revenue adjusted for divestitures and business model changes exclude financial results from the Keds business, Sperry business and Wolverine Leathers business prior to the respective dates of sale of such businesses and are adjusted to include the impact of business model changes in 2023 (the transition of Hush Puppies North America to a licensing model, Hush Puppies IP sale, and conversion of the China joint ventures to the distributor model) and business model changes in 2024 (the transition of Merrell and Saucony Kids to a licensing model). The Company also presents constant currency information, which is a non-GAAP measure that excludes the impact of fluctuations in foreign currency exchange rates. The Company calculates constant currency basis by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results. The Company believes providing each of these non- GAAP measures provides valuable supplemental information regarding its results of operations, consistent with how the Company evaluates performance. The Company has provided a reconciliation of each of the above non-GAAP financial measures to the most directly comparable GAAP financial measure. The Company believes these non-GAAP measures provide useful information to both management and investors because they increase the comparability of current period results to prior period results by adjusting for certain items that may not be indicative of core operating results and enable better identification of trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

Vision: Consumer-Obsessed, Global Brand Builders 3 Portfolio of Authentic & Innovative Brands Positioned in attractive categories and focused on helping our consumers live healthier and more productive lives through product innovation and design Global Distribution Network & Powerful Platforms Enabling our brands to focus on consumers, products, and marketing and creating competitive advantages for key strategic capabilities Regions FY23 Revenue¹ (Outer) | FY23 Pairs¹ (Inner) Channels FY23 Revenue¹ 1. Ongoing business which excludes Keds, which was sold in February 2023, the U.S. Wolverine Leathers business, which was sold in August 2023, the non-U.S. Wolverine Leathers business, which was sold in December 2023, Sperry, which was sold in January 2024. US EMEA Asia Pacific Latin America Canada Wholesale & 3P Distributors DTC eCom DTC Stores + + Investor Presentation | 2Q24

Authentic & Innovative Brands Additional Brands: 1. US category share data for the trailing 12 months ending June 2024 Global outdoor performance and lifestyle brand Est. 1983 Trusted work comfort technology Est. 1883 4 Power Icon Bra Collection Personalized Fit + Air-light Moab Speed 2 ISPO Award Winner #1 Hike #1 Work Boots ReForce EnergyBoundTM DuraShocks® + EnergyBoundTM Foam Triumph 22 PWRRUN PB Cushioning + Investor Presentation | 2Q24 Premium women’s activewear Est. 1998 Category-leading running innovation Est. 1898 Top 10 Run

Global Platforms Enabling Consumer Focus 5 International DT&E Licensing Global EMEA APAC LTAM Apparel Accessories Brands Systems& Platforms Data CX Sourcing Distribution Integrated Supply Chain Planning In-market knowledge & partnerships to build brands globally Model & category expertise to capture new, efficient business opportunities Strengthened processes to deliver the right product at the right place & time The technology and data to enable teams to drive the business Corporate Functions Legal Finance Human Resources Brands Commercial Drivers Competitive Advantage Enabler Lean Corporate Functions The Collective Insights & Innovation In-house Studio Creative & PR Insights & creative expertise to fuel innovation & storytelling Support to enable brands to focus on consumers & brand building + Investor Presentation | 2Q24

WOLVERINE WORLDWIDE
+ Investor Presentation | 2Q24

Strategic Turnaround Unleashing Profitable Growth

The Company is executing its turnaround with great pace and urgency in three chapters:

1. Stabilization

Simplified and focused the business
Portfolio focused on performance brands after significant rationalization, which generated approximately $385 million of proceeds since January 2023, including the divestiture of the Sperry and Keds brands

Paid down debt
Net Debt at the end of the quarter was $666 million, down $271 million compared to the prior year and down $75 million from the prior year end

Reduced inventory[1]
Over 44% less inventory year-over-year as of the end of 2Q24

2. Transformation

Redesigning the organization
A more efficient organization focused on becoming a consumer-obsessed, global brand-building company

Expanding profitability
Line of sight to approximately $215 million of annual run rate savings and approximately 7.4% adjusted operating margin[2] in FY24, an increase of 350 basis points compared to FY23, resulting from comprehensive profit improvement initiatives

Strengthening key capabilities
New talent in many of the key brand leadership roles, establishment of the Collective (consumer insights, innovation, etc.), and investment in key platforms

3. Inflection to Growth

Investment in brand building
Committed to expanding gross margins and increasing marketing supporting our biggest growth opportunities

Awesome product design & innovation
Bolstering product pipeline with trend-right, innovative product that addresses consumers' biggest needs and style preferences

A Healthier Marketplace
Optimizing distribution and inventory at retail and building new distribution to reach right consumers

1. Adjusted to reflect the exclusion of the Sperry business and consolidated China joint ventures. For reconciliations to the most comparable GAAP measures, see pages 19 – 25.
2. Adjusted Revenue, Adjusted Gross Margin, Adjusted Operating Margin, Adjusted EPS, and constant currency change are non-GAAP measures. For reconciliations to the most comparable GAAP measures, see pages 19 – 25

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Transformation 7 Redesigning the Organization Expand Profitability Investing in Brand Building Establishing a cost structure that enables improved profitability and enhanced capabilities aimed at building brands Examples of Capability Building: The Collective Proactive initiatives in 2023 enabling expanded profitability, improved operating cash flow, and capacity for investment to support the transformation. Key highlights include: —Annual run rate of gross savings from profit improvement initiatives of approximately $215 million ($73 million recognized in 2023) from organizational restructuring, streamlined supply chain, operating group synergies, and other indirect cost savings initiatives —Lower supply chain costs in 2024 due to lack of 2023 transitory costs This new cost structure also allows for investment to drive the growth of our brands through our brand building model Brand-Building Model Consumer insights, market intelligence, and innovation Creative and PR services In-house creative studio Build Awesome Products Tell Amazing Stories Drive the Business+ Global Licensing Team + Investor Presentation | 2Q24

Shareholder Value Creation 8 Organic Revenue Growth Growth Brands: +7% - 10% Funder Brands: +2% - 5% Profitability Gross Margin: 45% - 47% Operating Margin: Mid-teens Cash Flow from Operations > $150M per year Dividend Payout Capital Expenditure Dividend Yield 1.5% to 2.5% Total Shareholder Return Targeting Consistent Top-Quartile TSR Aspirational Financial Goals Debt Paydown Resulting TSR EPS Growth Resulting from revenue growth and strong profit flow through Growth Investments Capital Allocation The Company aspires to deliver top-quartile TSR over time as follows: + Investor Presentation | 2Q24

2Q24 Financial Results & FY24 Outlook

2Q24 Financial Results 10 Financial results for 2024, and comparable results from 2023, in each case, for our ongoing business, exclude the impact of Keds, which was sold in February 2023, the U.S. Wolverine Leathers business, which was sold in August 2023, the non-U.S. Wolverine Leathers business, which was sold in December 2023, and the Sperry business, which was sold in January 2024. Tables have been provided in the back of this release showing the impact of these adjustments on financial results for 2024 and 2023. Prior to the fourth quarter of 2023, Sperry®, Keds®, and Hush Puppies® financial results were reported in the Lifestyle Group. As of the fourth quarter of 2023, the Lifestyle Group is no longer a reportable segment and the financial results for Sperry®, Keds®, and Hush Puppies® are included in Other. Prior period disclosures have been adjusted. + Investor Presentation | 2Q24

2Q24 Financial Results 11 Financial results for ongoing business¹ as of June 29, 2024: 1. Ongoing business which excludes the impact of the U.S. Wolverine Leathers business, which was sold in August 2023, the non-U.S. Wolverine Leathers business, which was sold in December 2023, and Sperry sold in January 2024. The Company has provided a reconciliation of the non-GAAP revenue financial measure to the directly comparable GAAP financial measure at the end of the presentation. 2.Guidance issued as of May 2024, and updated to reflect the licensing model announced on May 1 for our Merrell and Saucony kids business 3.Adjusted Revenue, Adjusted Gross Margin, Adjusted Operating Margin, Adjusted EPS, and constant currency change are non-GAAP measures. For reconciliations to the most comparable GAAP measures, see pages 19 – 25 2Q24 Results 2Q24 Guidance² Adjusted Revenue³ $425 million $410 million Adjusted Gross Margin³ 43.1% Approximately 43% Adjusted Operating Margin³ 6.3% Approximately 5.0% Adjusted EPS³ $0.15 $0.10 Y/Y: -18.4% // C$ -18.3% Y/Y: +400 bps Y/Y: -10 bps Y/Y: -21.1% // C$ -15.8% + Investor Presentation | 2Q24

WOLVERINE WORLDWIDE
+ Investor Presentation | 2Q24

Revenue Performance & Outlook by Group

Active Group

FY23 Results:	$1,439 million (-8.3% Y/Y)
2Q24 Results:	$306 million (-20.2% Y/Y)
FY24 Outlook:	Decline mid-teens Y/Y
3Q24 Outlook:	Decline low-teens Y/Y


Percent of Total Group Revenue[1]
MERRELL
saucony
SWEATY BETTY
Chaco

Merrell

FY23 Results:	$676 million (-11.6% Y/Y)
2Q24 Results:	$143 million (-19.2% Y/Y)
FY24 Outlook:	Decline low double-digits Y/Y
3Q24 Outlook:	Decline mid-single-digits Y/Y

Saucony

FY23 Results:	$496 million (-1.9% Y/Y)
2Q24 Results:	$102 million (-28.0% Y/Y)
FY24 Outlook:	Decline low twenties Y/Y
3Q24 Outlook:	Decline low twenties Y/Y

Sweaty Betty

FY23 Results:	$204 million (-3.6% Y/Y)
2Q24 Results:	$44 million (flat Y/Y)
FY24 Outlook:	Flat Y/Y
3Q24 Outlook:	Grow low-single-digits Y/Y

Work Group

FY23 Results:	$481 million (-18.6% Y/Y)
2Q24 Results:	$105 million (-10.9% Y/Y)
FY24 Outlook:	Decline high-single-digits Y/Y
3Q24 Outlook:	Decline high-single-digits Y/Y


Percent of Total Group Revenue[1]
WOLVERINE
CAT
Bates
HyTest
Harley-Davidson

Wolverine

FY23 Results:	$201 million (-18.7% Y/Y)
2Q24 Results:	$40 million (-3.1% Y/Y)
FY24 Outlook:	Decline mid-single-digits Y/Y
3Q24 Outlook:	Decline high-single-digits Y/Y

1. Charts reflect 2Q24 revenue

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WOLVERINE WORLDWIDE
+ Investor Presentation | 2Q24

2Q24 Performance Table

(in millions)	June 29, 2024	July 1, 2023	Y/Y Change	Constant Currency Change
Reported Segment Revenue Results:				
Active Group	$305.9	$383.3	(20.2%)	(20.0%)
Work Group	$105.0	$117.8	(10.9%)	(11.0%)
Other	$14.3	$88.0	(83.8%)	(83.8%)
Total Revenue	**$425.2**	**$589.1**	**(27.8%)**	**(27.7%)**
Ongoing Total Revenue[1]	**$424.8**	**$520.9**	**(18.4%)**	**(18.3%)**
Reported:				
Gross Margin	43.1%	38.7%	440 bps	
Operating Margin	6.8%	7.8%	(100) bps	
Diluted Earnings Per Share	$0.17	$0.30	(43.3%)	
Non-GAAP and Ongoing business[1]:				
Adjusted Gross Margin	43.1%	39.1%	400 bps	
Adjusted Operating Margin	6.3%	6.4%	(10) bps	
Adjusted Diluted Earnings Per Share	$0.15	$0.19	(21.1%)	
Constant Currency Earnings Per Share	$0.16	$0.19	(15.8%)	

Inventory: at the end of the quarter was $297 million, down 44% from last year for the ongoing business

Net Debt: at the end of the quarter was $666 million, down $271 million from the prior year. The Company's bank-defined leverage ratio was 3.9x. We continue to expect to end the year below 3.0x.

1. Ongoing business which excludes the impact of Keds, which was sold in February 2023, the U.S. Wolverine Leathers business, which was sold in August 2023, the non-U.S. Wolverine Leathers business, which was sold in December 2023, and Sperry sold in January 2024. The Company has provided a reconciliation of the non-GAAP revenue financial measure to the directly comparable GAAP financial measure at the end of the presentation.

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FY24 Guidance for Ongoing1 Business 14 $1.71B – $1.73B Revenue -13.7% vs. FY23 (at mid-point of guidance) We are raising the mid-point of our guidance by $15M versus our May outlook. While we continue to operate in a dynamic environment, our solid first half results, combined with the development of the order book for our global wholesale and distributor business, have strengthened our confidence in our outlook. Approximately 44.5% Adjusted Gross Margin(2) As a result of the actions we’ve taken over the last year, we continue to expect strong gross margin expansion compared to 2023. These include supply chain and product cost savings, as well as brand protection actions, the benefit of healthier inventory levels and better mix of full price sales. These actions help yield record gross margin in 2024. Approximately 7.4% Adjusted Operating Margin(2) $0.75 - $0.85 Adjusted EPS(2) $0.15 in 2023 The outlook for 2024, and comparable results from 2023, in each case, for our ongoing business now also exclude the impact of Sperry, which was sold in January 2024, and reflects the new licensing model recently announced on May 1 for our Merrell and Saucony kids business: Working capital and cash flow optimization remains a priority in 2024. We expect inventory to decline by at least $75 million during the year as we continue to work through specific areas of excess inventory. Operating free cash flow is expected in the range of $110 million to $130 million – with approximately $35 million of capital expenditures. We expect net debt to improve by nearly $175 million to $565 million at year end. 1. Ongoing business which excludes the impact of Keds, which was sold in February 2023, the U.S. Wolverine Leathers business, which was sold in August 2023, the non-U.S. Wolverine Leathers business, which was sold in December 2023, and Sperry sold in January 2024. The Company has provided a reconciliation of the non-GAAP revenue financial measure to the directly comparable GAAP financial measure at the end of the presentation. 2.Adjusted Gross Margin, Adjusted Operating Margin and Adjusted EPS are non-GAAP measures. See Pages 19 - 25 for reconciliations to the most comparable GAAP measure + Investor Presentation | 2Q24

Supplemental & Non-GAAP Reconciliation Tables

Non-GAAP Reconciliations 16 + Investor Presentation | 2Q24 GAAP Basis 2024-Q2 Foreign Exchange Impact Constant Currency Basis 2024-Q2 GAAP Basis 2023-Q2 Reported Change Constant Currency Change REVENUE Active Group $305.9 $0.8 $306.7 $383.3 (20.2%) (20.0%) Work Group 105 (0.1) 104.9 117.8 (10.9%) (11.0%) Other 14.3 — 14.3 88.0 (83.8%) (83.8%) Total $425.2 $0.7 $425.9 $589.1 (27.8%) (27.7%) REVENUE ON A CONSTANT CURRENCY BASIS* (Unaudited) (In millions) RECONCILIATION OF REPORTED REVENUE TO ADJUSTED GAAP Basis Divestiture (1) As Adjusted Revenue - Fiscal 2024 Q2 $425.2 $0.4 $424.8 Revenue - Fiscal 2023 Q2 $589.1 $68.3 $520.8 (1) Q2 2024 adjustments reflect the Sperry business results included in the consolidated condensed statement of operations. Q2 2023 adjustments reflect results for the Sperry business and Wolverine Leathers business included in the consolidated condensed statement of operations. RECONCILIATION OF REPORTED REVENUE TO ADJUSTED REVENUE* (Unaudited) (In millions)

WOLVERINE WORLDWIDE

+ Investor Presentation | 2Q24

Non-GAAP Reconciliations

RECONCILIATION OF REPORTED GROSS MARGIN TO ADJUSTED GROSS MARGIN *
(Unaudited)
(In millions)

	GAAP Basis	Divestiture (1)	As Adjusted
Gross Profit - Fiscal 2024 Q2	$183.2	($0.3)	$182.9
Gross margin	*43.1%*		*43.1%*
Gross Profit - Fiscal 2023 Q2	$227.8	($24.4)	$203.4
Gross margin	*38.7%*		*39.1%*

(1) Q2 2024 adjustments reflect the Sperry business results included in the consolidated condensed statement of operations. Q2 2023 adjustments reflect results for the Sperry business and Wolverine Leathers business included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED OPERATING MARGIN TO ADJUSTED OPERATING MARGIN
(Unaudited)
(In millions)

	GAAP Basis	Adjustments [1]	Divestiture [2]	As Adjusted
Operating Profit - Fiscal 2024 Q2	$29.1	($3.5)	$1.2	$26.8
Operating margin	*6.8%*			*6.3%*
Operating Profit - Fiscal 2023 Q2	$46.1	($11.7)	($0.9)	$33.5
Operating margin	*7.8%*			*6.4%*

(1) Q2 2024 adjustments reflect $15.7 million of environmental and other related costs net of recoveries, partially offset by $9.0 million of reorganization costs and $3.2 million for impairments of long-lived assets. Q2 2023 adjustments reflect $29.4 million of environmental and other related costs net of recoveries, partially offset by $15.6 million for impairments of long-lived assets and $2.1 million of reorganization costs.

(2) Q2 2024 adjustments reflect the Sperry business results included in the consolidated condensed statement of operations. Q2 2023 adjustments reflect results for the Sperry business and Wolverine Leathers business included in the consolidated condensed statement of operations.

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Non-GAAP Reconciliations 18 + Investor Presentation | 2Q24 GAAP Basis Divestiture (1) As Adjusted Inventory - 2024 Q2 $297.1 $ — $297.1 Inventory - 2024 Q1 $354.3 $ — $354.3 Inventory - 2023 Q4 $373.6 $ — $373.6 Inventory - 2023 Q3 $563.8 $100.6 $463.2 Inventory - 2023 Q2 $647.9 $113.3 $534.6 Inventory - 2023 Q1 $725.9 $120.5 $605.4 RECONCILIATION OF REPORTED INVENTORY TO ADJUSTED INVENTORY* (Unaudited) (In millions) (1) Adjustments reflect the Sperry business and consolidated China joint ventures inventory included in the consolidated condensed balance sheet.

WOLVERINE WORLDWIDE
+ Investor Presentation | 2Q24

Non-GAAP Reconciliations

RECONCILIATION OF 2023 REPORTED REVENUE TO ADJUSTED REVENUE FOR COMPARISON TO 2024 GUIDANCE*
(Unaudited)
(In millions)

	GAAP Basis	Keds and Leathers Divestiture (1)	Sperry Divestiture (2)	As Adjusted
Revenue - Fiscal 2023	$ 2,242.9	$ 43.6	$ 207.2	$ 1,992.1

(1) Adjustments reflect the Keds business and Wolverine Leathers business results included in the consolidated condensed statement of operations.

(2) Adjustments reflect the Sperry business results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED 2023 OPERATING MARGIN TO ADJUSTED OPERATING MARGIN FOR COMPARISON TO 2024 GUIDANCE*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	Keds and Leathers Divestiture (2)	Sperry Divestiture (3)	As Adjusted
Operating Profit (Loss) - Fiscal 2023	$ (68.2)	$ 137.1	$ (1.4)	$ 10.3	$ 77.8
Operating Margin	(3.0)%				3.9%

(1) Adjustments reflect $185.3million for a non-cash impairment of long-lived assets, $47.1 million of reorganization costs, $5.5 million of costs associated with divestitures, partially offset by $90.4 million gain on the sale of businesses, trademarks and long-lived assets and $10.4 million of environmental and other related costs net of recoveries.

(2) Adjustments reflect the Keds business and Wolverine Leathers business results included in the consolidated condensed statement of operations.

(3) Adjustments reflect the Sperry business results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED 2023 DILUTED EPS TO ADJUSTED DILUTED EPS FOR COMPARISON TO 2024 GUIDANCE*
(Unaudited)

	GAAP Basis	Adjustments (1)	Keds and Leathers Divestiture (2)	Sperry Divestiture (3)	As Adjusted
EPS - Fiscal 2023	$ (0.51)	$ 0.57	$ (0.01)	$ 0.10	$ 0.15

(1) Adjustments reflect non-cash impairment of long-lived assets, reorganization costs, costs associated with divestitures, debt modification costs, partially offset by gain on the sale of bussinesses, trademarks and long-lived assets, environmental and other related costs net of recoveries, and SERP curtailment gain.

(2) Adjustments reflect the Keds business and Wolverine Leathers business results included in the consolidated condensed statement of operations.

(3) Adjustments reflect the Sperry business results inluded in the consolidated condensed statement of operations.

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WOLVERINE WORLDWIDE

+ Investor Presentation | 2Q24

Non-GAAP Reconciliations

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED DILUTED EPS ON A CONSTANT CURRENCY BASIS*

(Unaudited)

	GAAP Basis	Adjustments [(1)]	Divestiture [(2)]	As Adjusted	Foreign Exchange Impact	As Adjusted EPS On a Constant Currency Basis
EPS - Fiscal 2024 Q2	$0.17	($0.03)	$0.01	$0.15	$0.01	$0.16
EPS - Fiscal 2023 Q2	$0.30	($0.10)	($0.01)	$0.19		

(1) Q2 2024 adjustments reflect environmental and other related costs net of recoveries, partially offset by impairments of long-lived assets and reorganization costs. Q2 2023 adjustments reflect environmental and other related costs net of recoveries, partially offset by impairments of long-lived assets and reorganization costs.

(2) Q2 2024 adjustments reflect the Sperry business results included in the consolidated condensed statement of operations. Q2 2023 adjustments reflect results for the Sperry business and Wolverine Leathers business included in the consolidated condensed statement of operations.

2024 GUIDANCE RECONCILIATION TABLES

RECONCILIATION OF REPORTED GUIDANCE TO ADJUSTED TO GUIDANCE, REPORTED DILUTED EPS GUIDANCE TO ADJUSTED DILUTED EPS GUIDANCE AND SUPPLEMENTAL INFORMATION*

(Unaudited)

(In millions, except earnings per share)

	GAAP Basis	Divestiture Adjustments (1)	Other Adjustments (2)	As Adjusted
Revenue - Fiscal 2024 Full Year	$1,714 - $1,734	($4.0)		$1,710 - $1,730
Gross Margin - Fiscal 2024 Full Year	44.4%	0.1%		44.5%
Operating Margin - Fiscal 2024 Full Year	6.0%	0.7%	0.7%	7.4%
Dilutive EPS - Fiscal 2024 Full Year	$0.53 -$0.63	$0.10	$0.12	$0.75 - $0.85
Fiscal 2024 Full Year Supplemental information:				
Net Earnings	$44 -$52	$8.0	$10.0	$62 - $70
Net Earnings used to calculate diluted earnings per share	$42 - $50	$8.0	$10.0	$60 - $68
Shares used to calculate diluted earnings per share	$79.9			$79.9

*To supplement the consolidated condensed financial statements presented in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company describes what certain financial measures would have been if environmental and other related costs net of recoveries, non-cash impairment of long-lived assets and reorganization costs. The financial results of the ongoing business for 2023 and the second quarter of 2024 exclude financial results from the Sperry business, the Keds business and Wolverine Leathers business. Adjusted inventory excludes the Sperry business and the Company's China joint ventures. The adjusted 2024 outlook excludes financial results from the Sperry business and Sperry® stores that were not divested, which the Company is closing in 2024. The Sperry® business reflects the revenue and operating profit from sale of Sperry® products through the sale of the Sperry® business effective January 10, 2024. The amounts also include revenue and operating profit associated with Sperry® stores not included in the divestiture which the Company has closed or is in the process of closing, costs associated with Sperry® employees not included in the divestiture transaction and costs incurred winding down the Sperry® business, including the Sperry® business with joint venture partners, that are not covered by the transition service agreement. The Sperry® business revenue and operating profit will not reoccur after the Company closes all of the Sperry® stores that were not divested and completes the transition of the Sperry® business and employees. The Company believes these non-GAAP measures provide useful information to both management and investors by increasing comparability to the prior period by adjusting for certain items that may not be indicative of the Company's core ongoing operating business results and to better identify trends in the Company's ongoing business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis.

The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding results of operations, consistent with how the Company evaluates performance. The Company calculates constant currency by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results.

Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP. A reconciliation of all non-GAAP measures included in this press release, to the most directly comparable GAAP measures are found in the financial tables above.

The Sperry business reflects the revenue and operating profit from sale of Sperry products through the sale of the Sperry business effective January 10, 2024. The amounts also include revenue and operating profit associated with Sperry stores not included in the divestiture which the Company has closed or is in the process of closing, costs associated with Sperry employees not included in the divestiture transaction and costs incurred winding down the Sperry business, including the Sperry business with joint venture partners, that are not covered by the transition service agreement. The Sperry business revenue and operating profit will not reoccur after the Company closes all of the Sperry stores that were not divested and completes the transition of the Sperry business and employees.

20

WOLVERINE WORLDWIDE
+ Investor Presentation | 2Q24

Divestiture and Business Model Changes

Impact on Consolidated Revenue for 2022 and 2023

Consolidated	Q1	Q2	Q3	Q4	FY
2022 Revenue					
Reported	$614.8	$713.6	$691.4	$665.0	$2,684.8
Adjustment for divestitures[1]:					
Leathers	($18.5)	($17.7)	($14.0)	($8.4)	($58.6)
Keds	($20.4)	($24.0)	($21.3)	($17.2)	($82.8)
Sperry	($72.3)	($74.9)	($78.9)	($68.0)	($294.2)
Ongoing business[2]	**$503.7**	**$597.0**	**$577.2**	**$571.4**	**$2,249.3**
Adjustments for 2023 business model changes[3]:	*($6.3)*	*($9.3)*	*($8.9)*	*($14.9)*	*($39.5)*
Adjustments for 2024 business model changes[4]:		*($4.6)*	*($7.5)*	*($8.1)*	*($20.2)*
Ongoing business adjusted for business model changes	$497.4	$583.0	$560.8	$548.4	$2,189.6
2023 Revenue					
Reported	$599.4	$589.1	$527.7	$526.7	$2,242.9
Adjustment for divestitures[1]:					
Leathers	($12.5)	($10.9)	($8.2)	($5.5)	($37.1)
Keds	($6.5)				($6.5)
Sperry	($62.9)	($57.4)	($46.2)	($40.6)	($207.2)
Ongoing business[2]	**$517.5**	**$520.8**	**$473.3**	**$480.5**	**$1,992.1**
Adjustments for 2023 business model changes[3]:	*($13.0)*	*($13.5)*	*($16.9)*	*($13.9)*	*($57.3)*
Adjustments for 2024 business model changes[4]:		*($6.7)*	*($7.5)*	*($3.3)*	*($17.5)*
Ongoing business adjusted for business model changes	$504.5	$500.6	$448.9	$463.3	$1,917.3

1. Divestitures: Keds sold in February 2023; Leathers US sold in August 2023; Leathers Non-US sold in December 2023; Sperry sold in January 2024
2. Ongoing Business excludes the impact of Wolverine Leathers, Keds, and Sperry. This represents a non-GAAP measure.
3. 2023 Business Model Changes, provided for enhanced comparability, include the impact of Hush Puppies North America transition to licensing model, Hush Puppies China IP sale, and China joint ventures converted to distributor model. This represents a non-GAAP measure.
4. 2024 Business Model Changes provided for enhanced comparability, include the impact of Merrell and Saucony Kids transition to licensing model. This represents a non-GAAP measure.

21

WOLVERINE WORLDWIDE

+ Investor Presentation | 2Q24

Divestiture and Business Model Changes

Impact on Brand and Segment Revenue for 2022 and 2023

Active Group	Q1	Q2	Q3	Q4	FY
2022 Revenue					
Reported	**$346.1**	**$428.3**	**$398.2**	**$397.6**	**$1,570.2**
Adjustments for 2023 business model changes[3]:	*($1.8)*	*($1.7)*	*($0.5)*	*($8.9)*	*($12.8)*
Adjustments for 2024 business model changes[4]:		*($4.6)*	*($7.5)*	*($8.1)*	*($20.2)*
Ongoing business adjusted for business model changes	*$344.3*	*$422.0*	*$390.2*	*$380.7*	*$1,537.2*
2023 Revenue					
Reported	**$385.9**	**$383.3**	**$328.6**	**$341.3**	**$1,439.1**
Adjustments for 2023 business model changes[3]:	*($5.5)*	*($7.1)*	*($8.8)*	*($13.2)*	*($34.5)*
Adjustments for 2024 business model changes[4]:		*($6.7)*	*($7.5)*	*($3.3)*	*($17.5)*
Ongoing business adjusted for business model changes	*$380.4*	*$369.5*	*$312.3*	*$324.9*	*$1,387.1*

Merrell	Q1	Q2	Q3	Q4	FY
2022 Revenue					
Reported	**$153.3**	**$209.7**	**$207.3**	**$193.9**	**$764.2**
Adjustments for 2023 business model changes[3]:	*($0.2)*	*($0.5)*	*($0.6)*	*($1.7)*	*($3.1)*
Adjustments for 2024 business model changes[4]:		*($3.0)*	*($4.9)*	*($4.3)*	*($12.3)*
Ongoing business adjusted for business model changes	*$153.1*	*$206.2*	*$201.8*	*$187.8*	*$748.9*
2023 Revenue					
Reported	**$180.3**	**$176.7**	**$157.0**	**$161.8**	**$675.8**
Adjustments for 2023 business model changes[3]:	*($0.8)*	*($0.9)*	*($1.0)*	*($1.8)*	*($4.5)*
Adjustments for 2024 business model changes[4]:		*($2.5)*	*($4.2)*	*($2.2)*	*($9.0)*
Ongoing business adjusted for business model changes	*$179.5*	*$173.2*	*$151.8*	*$157.7*	*$662.3*

Saucony	Q1	Q2	Q3	Q4	FY
2022 Revenue					
Reported	**$109.4**	**$139.4**	**$135.3**	**$121.3**	**$505.3**
Adjustments for 2023 business model changes[3]:	*($1.5)*	*($1.2)*	*$0.1*	*($7.1)*	*($9.8)*
Adjustments for 2024 business model changes[4]:		*($1.6)*	*($2.6)*	*($3.8)*	*($7.9)*
Ongoing business adjusted for business model changes	*$107.9*	*$136.6*	*$132.8*	*$110.4*	*$487.6*
2023 Revenue					
Reported	**$132.6**	**$141.7**	**$116.4**	**$105.1**	**$495.8**
Adjustments for 2023 business model changes[3]:	*($4.7)*	*($6.2)*	*($7.8)*	*($11.3)*	*($30.0)*
Adjustments for 2024 business model changes[4]:		*($4.1)*	*($3.3)*	*($1.1)*	*($8.5)*
Ongoing business adjusted for business model changes	*$127.9*	*$131.4*	*$105.3*	*$92.7*	*$457.2*

Other	Q1	Q2	Q3	Q4	FY
2022 Revenue					
Reported	$22.1	$24.7	$17.7	$12.2	$76.6
Lifestyle Group Revenue moved to Other	$108.1	$121.1	$117.7	$100.7	$447.5
Reported - adjusted for segment change	$130.2	$145.8	$135.4	$112.9	$524.1
Adjustment for divestitures[1]:					
Leathers	($18.5)	($17.7)	($14.0)	($8.4)	($58.6)
Sperry	($72.3)	($74.9)	($78.9)	($68.0)	($294.2)
Keds	($20.4)	($24.0)	($21.3)	($17.2)	($82.8)
Ongoing business[2]	**$19.1**	**$29.2**	**$21.2**	**$19.3**	**$88.7**
Adjustments for 2023 business model changes[5]:	*($4.5)*	*($7.6)*	*($8.4)*	*($6.1)*	*($26.7)*
Ongoing business adjusted for business model changes	*$14.5*	*$21.5*	*$12.8*	*$13.2*	*$62.1*
2023 Revenue					
Reported	$13.7	$13.1	$13.3	$60.1	$100.2
Lifestyle Group Revenue moved to Other	$85.3	$74.9	$62.8		$223.0
Reported - adjusted for segment change	$99.0	$88.0	$76.1	$60.1	$323.2
Adjustment for divestitures[1]:					
Leathers	($12.5)	($10.9)	($8.2)	($5.5)	($37.1)
Sperry	($62.9)	($57.4)	($46.2)	($40.6)	($207.2)
Keds	($6.5)				($6.5)
Ongoing business[2]	**$17.1**	**$19.7**	**$21.7**	**$14.0**	**$72.5**
Adjustments for 2023 business model changes[5]:	*($7.5)*	*($6.4)*	*($8.2)*	*($0.7)*	*($22.8)*
Ongoing business adjusted for business model changes	*$9.6*	*$13.3*	*$13.6*	*$13.3*	*$49.8*

1. Divestitures: Keds sold in February 2023; Leathers US sold in August 2023; Leathers Non-US sold in December 2023; Sperry sold in January 2024
2. Ongoing Business excludes the impact of Wolverine Leathers, Keds, and Sperry. This represents a non-GAAP measure.
3. 2023 Business Model Changes, provided for enhanced comparability, include the impact of China joint ventures converted to distributor model. This represents a non-GAAP measure.
4. 2024 Business Model Changes provided for enhanced comparability, include the impact of Merrell and Saucony Kids transition to licensing model. This represents a non-GAAP measure.
5. 2023 Business Model Changes, provided for enhanced comparability, include the impact of Hush Puppies North America transition to licensing model and Hush Puppies China IP sale. This represents a non-GAAP measure.

22

Thank you. investor.relations@wwwinc.com

Wolverine Worldwide Investor Presentation | Second Quarter 2024 Ending June 29th, 2024